                                 FIRST AMENDMENT TO
                    FIRST AMENDED AND RESTATED CREDIT AGREEMENT


THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is made and dated as of April 16, 1998 among THE TODD-AO CORPORATION, a Delaware corporation (the "Borrower"), the banks party hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for such Banks (in such capacity, the "Administrative Agent") and as Issuing Bank (in such capacity, the "Issuing Bank"), and amends that certain First Amended and Restated Credit Agreement dated as of October 20, 1997 among Borrower, the Banks, the Administrative Agent and the Issuing Bank (the "Agreement").

                                      RECITAL

     A. The Borrower has requested the Banks, the Administrative Agent and the Issuing Bank to: (i) ratably increase, at the sole discretion of the Borrower, the combined Commitments to $60,000,000 not later than May 29, 1998; (ii) permit the issuance of TeleCine Cell Loan Notes in connection with the acquisition of TeleCine Cell Group plc; (iii) increase the Letter of Credit sublimit to $18,500,000 to permit the issuance of TeleCine Cell Letters of Credit to support directly or indirectly payments on the TeleCine Cell Loan Notes; (iv) exclude from the Leverage Ratio for pricing purposes up to $10,000,000 of the TeleCine Cell Letters of Credit; (v) clarify that the TeleCine Cell Loan Notes and the TeleCine Cell Letters of Credit shall not be double-counted for purposes of the Agreement; and (vi) fix pricing on up to $10,000,000 of such Letters of Credit.

     B. The Banks, the Administrative Agent and the Issuing Bank are willing to agree to the foregoing on the terms and conditions specified herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. TERMS. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     2. AMENDMENTS. The Borrower, the Banks, the Administrative Agent and the Issuing Bank hereby agree to amend the Agreement as follows:

     2.1 The definition of "Applicable Amount" in Section 1.1 of the Agreement is amended by inserting the following proviso at the end of the first paragraph before the table:

     "PROVIDED, FURTHER, that, so long as the Default Rate is not otherwise applicable, the Applicable Margin on up to $10,000,000 aggregate face amount of TeleCine Cell Letters of Credit shall be 1% per annum, instead of the percentage indicated in the table below, regardless of the Leverage Ratio then in effect."

     2.2 The definition of "Funded Indebtedness" in Section 1.1 of the Agreement is amended by inserting the following proviso at the end thereof

     "It is understood that the TeleCine Cell Loan Notes and the TeleCine Cell Letters of Credit shall not be double-counted for purposes of calculating Funded Indebtedness to the extent that any payment on the TeleCine Cell Loan Notes concurrently reduces the face amount of the TeleCine Cell Letters of Credit by an equivalent amount, and drawings under the TeleCine Cell Letters of Credit concurrently reduce the TeleCine Cell Loan Notes by an equivalent amount."

     2.3 The definition of "Leverage Ratio" in Section 1.1 of the Agreement is amended by inserting the following at the end thereof before the period:

     "PROVIDED, HOWEVER, that for purposes of determining the Applicable Amount only, up to $10,000,000 in aggregate face amount of TeleCine Cell Letters of Credit shall not be included in Funded Indebtedness."

     2.4 Section 1.1 of the Agreement is amended by inserting the following new definitions in proper alphabetical order as follows:

          "'TeleCine Cell Letters of Credit' means one or more Letters of Credit not exceeding $18,500,000 in aggregate face amount issued substantially concurrently with the closing of the acquisition of TeleCine Cell Group plc by Todd-AO Europe Holding Company Limited to support, directly or indirectly, payments under the TeleCine Cell Loan Notes."

          "'TeleCine Cell Loan Notes' means one or more promissory notes not exceeding $18,500,000 in aggregate principal amount issued by Todd-AO Europe Holding Company Limited, a wholly-owned Subsidiary of Borrower, to one or more shareholders of TeleCine Cell Group plc in connection with Todd-AO Europe Holding Company Limited's acquisition of TeleCine Cell Group plc, which notes shall be substantially in the form previously furnished to the Banks and the Administrative Agent."

     2.5 The first proviso to Section 2.3(a) of the Agreement is amended by deleting "$2,500,000 at any time" and inserting the following in lieu thereof:

     "$18,500,000 at any time; PROVIDED, HOWEVER, that Letter of Credit Usage not relating to the TeleCine Cell Letters of Credit shall not exceed $2,500,000 in the aggregate; PROVIDED, FURTHER, that such limit shall be permanently reduced from time to time to an amount equal to the aggregate remaining outstanding balance of the TeleCine Cell Loan Notes but not less than an amount equal to $2,500,000."

     2.6 Section 7.1 of the Agreement is amended by deleting "and" at the end of subsection (f), deleting the period at the end of subsection (g) and inserting "; and" in lieu thereof, and inserting a new subsection (h) immediately after subsection (g) as follows:

     "(h) the TeleCine Cell Loan Notes."

     2.7 Upon written notice to the Administrative Agent (who shall promptly notify each Bank and the Issuing Bank), given by Borrower in its sole discretion, each Bank agrees to ratably increase its Commitment as set forth on Schedule 2.1 hereto no later than May 29, 1998 pursuant to Section 2.13 of the Agreement. All time periods set forth in Section 2.13 of the Agreement are hereby waived. If the Commitments are so increased, Schedule 2.1 to the Agreement shall be amended as set forth in Schedule 2.1 hereto. Such increase shall not become effective (a) unless Borrower could satisfy the conditions precedent to a Borrowing under Section 4.2 of the Agreement on the effective date of such increase and (b) until Borrower has obtained requisite corporate approval for such increase and delivered evidence of same to the Administrative Agent.

     2.8 Section IV of Schedule 2 to Exhibit B to the Agreement (Compliance Certificate) is amended as set forth on Exhibit A hereto and a new Section V is added to Schedule 2 to Exhibit B to the Agreement as set forth on Exhibit A hereto.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Banks, Administrative Agent and the Issuing Bank that, on and as of the date hereof, and after giving effect to this First Amendment:

     3.1 AUTHORIZATION. The execution, delivery and performance of this First Amendment have been duly authorized by all necessary corporate action and this First Amendment has been duly executed and delivered by the Borrower.

     3.2 BINDING OBLIGATION. This First Amendment is the legally valid and binding obligation of the Borrower, enforceable in accordance with its terms against the Borrower, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally or by equitable principles relating to enforceability.

     3.3 NO LEGAL OBSTACLE TO AGREEMENT. Neither the execution of this First Amendment, the making by the Borrower of any borrowing under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any material contract to which the Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrower. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this First Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing under the Agreement.

     3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties set forth in Section 5 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

3.5 DEFAULT. No Default or Event of Default under the Agreement has occurred and is continuing.

          4.   MISCELLANEOUS.

     4.1 TELECINE CELL GROUP PLC AND TODD-AO EUROPE HOLDING COMPANY LIMITED AS GUARANTORS. Promptly following the closing of the acquisition of TeleCine Cell Group plc by Todd-AO Europe Holding Company Limited, Borrower shall cause TeleCine Cell Group plc and Todd-Europe, as Significant Subsidiaries, to comply with Section 6.9(a) of the Agreement, including executing and delivering an Additional Guarantor Supplement in the form of Exhibit B to this Second Amendment, pursuant to which TeleCine Cell Group plc and Todd-AO Europe Holding Company Limited shall become Guarantors.

     4.2 EFFECTIVENESS OF THE AGREEMENT; COUNTERPARTS. Except as hereby expressly amended, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until each of the Borrower, the Banks, the Administrative Agent and the Issuing Bank shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Administrative Agent.

     4.3 WAIVERS. This First Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

     4.4 JURISDICTION. This First Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


                              THE TODD-AO CORPORATION,
                              A DELAWARE CORPORATION

                              By
                                ----------------------------------------
                                        W. R. Strickley
                                   Senior Vice President
(Signatures Continue)              Chief Financial Officer

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, AS ADMINISTRATIVE AGENT

                              By:
                                  --------------------------------------
                                        Janice Hammond
                                          Vice President

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, AS ISSUING BANK AND A
                              BANK

                              By:
                                  --------------------------------------
                                        Matthew Koenig
                                          Vice President

                              UNION BANK OF CALIFORNIA, N.A.

                              By:
                                  --------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                  --------------------------------------


                              SOCIETE GENERALE

                              By:
                                  --------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                  --------------------------------------


                              SANWA BANK CALIFORNIA

                              By:
                                  --------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                  --------------------------------------

                               CONSENT OF GUARANTORS

     The undersigned Guarantors, as party to the Subsidiary Guaranty dated as of October 20,1997, hereby consent to the foregoing First Amendment to First Amended and Restated Credit Agreement dated as of even date herewith and confirm that the Subsidiary Guaranty remains in full force and effect to each of them after giving effect thereto and represent and warrant that there is no defense, counterclaim or offset of any type or nature under the Subsidiary Guaranty.

     Dated as of April 16, 1998

                              TODD-AO STUDIOS EAST INC.
                              TODD-AO VIDEO SERVICES
                              TODD-AO STUDIOS
                              TODD-AO STUDIOS WEST
                              TODD-AO HD, INC.

                              By
                                 --------------------------------------
                                        J.R. DeLang
                                        Vice President

                                                                    SCHEDULE 2.1

                                    COMMITMENTS
            (EFFECTIVE AS SET FORTH IN SECTION 2.7 OF SECOND AMENDMENT)

BANK                                     COMMITMENT           PRO RATA SHARE
----------------------------------------------------------------------------
Bank of America National Trust           $30,000,000               $50%
and Savings Association

Union Bank of California, N.A             12,000,000                20%

Sanwa Bank California                     12,000,000                20%

Societe Generale                           6,000,000                10%
                                         -----------               -----
                                         -----------               -----
Combined Commitments                     $60,000,000               100%

                            EXHIBIT A TO FIRST AMENDMENT
                        AMENDMENTS TO COMPLIANCE CERTIFICATE

IV.  SECTION 7.12 - LEVERAGE RATIO.

     A.   Funded Indebtedness (without duplication):

          1.   Indebtedness for borrowed money:                            $_____________

               a.   Non Recourse Joint Venture Indebtedness                $_____________

               b.   Includable Funded Indebtedness (Line 1 LESS Line 1a)   $_____________
                                                                            _____________

          2.   Principal portion of Capital Leases:                        $_____________

          3.   Synthetic Leases:                                           $_____________

          4.   Acceptances and letters of credit:                          $_____________

          5.   Guaranty Obligations:                                       $_____________

          6    Total (Lines 1b + 2 + 3 + 4 + 5):                           $_____________

          7.   Cash, cash equivalents and marketable securities:           $_____________

               a.   Line 7 less $3,500,000 (>$0):                          $_____________

          8.   Includable Funded Indebtedness (Line A.6 less Line A.7.a):  $_____________
                                                                            _____________

     B.   EBITDA (Line III.A.1.g): (1)                                     $_____________

     C.   Leverage Ratio (Line A.8 DIVIDED BY Line B):                      ________ to 1

------------------
     (1) For purposes of determining the Leverage Ratio when determining compliance with Section 7.6 of the Agreement in connection with any Acquisition, not more than 80% of the EBITDA of (a) any Person being so acquired (provided such EBITDA may be included only if such Person will be a Significant Subsidiary immediately following such Acquisition) and (b) any Significant Subsidiary acquired by Borrower less than two fiscal quarters prior to the date of such Acquisition, may be included for purposes of calculating the Leverage Ratio.

               MAXIMUM PERMITTED RATIO:                               3.00 TO 1

V.   SECTION 7.12 - LEVERAGE RATIO FOR DETERMINING APPLICABLE RATIO.

     A.   Funded Indebtedness (without duplication):

          1.   Indebtedness for borrowed money:                            $_____________

               a.   Non Recourse Joint Venture Indebtedness                $_____________

               b.   Convertible Subordinated Notes                         $_____________

               c.   Up to $10,000,000 in aggregate face
                    amount of TeleCine Cell Letters of Credit              $_____________

               d.   Includable Funded Indebtedness (Line
                    1 LESS Line 1a LESS Line 1b LESS Line 1c)              $_____________
                                                                            _____________

          2.   Principal portion of Capital Leases:                        $_____________

          3.   Synthetic Leases:                                           $_____________

          4.   Acceptances and letters of credit:                          $_____________

          5.   Guaranty Obligations:                                       $_____________

          6    Total (Lines 1d + 2 + 3 + 4 + 5):                           $_____________

          7.   Cash, cash equivalents and marketable securities:           $_____________

               a.   Line 7 less $3,500,000 (>$0):                          $_____________

          8.   For Pricing purposes: includable Funded
               Indebtedness (Line A.6 less Line A.7.a):                    $_____________
                                                                            _____________

     B.   EBITDA (Line III.A.1.g):(2)                                      $_____________

     C..  Leverage Ratio for Pricing Purposes (Line A.8 DIVIDED BY Line B):
                                                                            ________ to 1

--------------------

     (2) For purposes of determining the Leverage Ratio when determining compliance with Section 7.6 of the Agreement in connection with any Acquisition, not more than 80% of the EBITDA of (a) any Person being so acquired (provided such EBITDA may be included only if such Person will be a Significant Subsidiary immediately following such Acquisition) and (b) any Significant Subsidiary acquired by Borrower less than two fiscal quarters prior to the date of such Acquisition, may be included for purposes of calculating the Leverage Ratio.

                            EXHIBIT B TO FIRST AMENDMENT

                          ADDITIONAL GUARANTOR SUPPLEMENT

                                                   Dated:  _______________, 199_

     Reference is made to that certain Guaranty dated as of October 20, 1997, as amended (the "Guaranty"), by and among the Guarantors from time to time party thereto in favor of Bank of America National Trust and Savings Association, as Administrative Agent for the Guarantied Parties. Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Guaranty and the Credit Agreement referred to therein.

     TeleCine Cell Group plc, a subsidiary of Todd-AO Europe Holding Company Limited, and Todd-AO Europe Holding Company Limited, a subsidiary of The Todd-AO Corporation, (the "Subsidiaries") hereby elect to become Guarantors under the Guaranty, and agree to be bound by all the terms and conditions applicable to a Guarantor thereunder as of the date hereof.

     The undersigned Subsidiaries hereby represent and warrant that the execution, delivery and performance of any Loan Documents to which each is to be a party will not violate any law, decree or judgment applicable to the undersigned, except as will not have a Material Adverse Effect.

     The undersigned existing Guarantors hereby consent to Subsidiary becoming a party to the Guaranty.

     This Certificate of Additional Guarantors is executed by the parties hereto as of the date first written above.

                              "Subsidiary"

                              TODD-AO EUROPE HOLDING COMPANY
                                LIMITED
                              TELE CINE CELL GROUP PLC

                              By:
                                  ----------------------------------
                                        J.R. DeLang
                                        Vice President

                              THE GUARANTORS LISTED ON THE SIGNATURE PAGE TO GUARANTY AND ON ANY PRIOR ADDITIONAL GUARANTORS SUPPLEMENTS

                              By:
                                  ----------------------------------
                                        J.R. DeLang
                                        Vice President

ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION,
  AS ADMINISTRATIVE AGENT

By:
    -------------------------------
          Janice Hammond
          Vice President


                                      -2-